Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26E

FIFTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281) (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, Customer has previously purchased and CSG has provided CSG SmartLink® BOS (“SLBOS”) and Event Notification Interfaces (“ENI”) for Customer’s use, pursuant to the Agreement; and

WHEREAS, Payment terms for CSG SmartLink® BOS transactions have been provided by CSG and utilized by Customer on a Transactions per Second (“TPS”) basis; and

WHEREAS, Payment terms for Event Notification transactions have been provided by CSG and utilized by Customer on a per ENI transaction basis; and

WHEREAS, CSG and Customer agree that Customer is currently exceeding ***** ******* (**********) ENI transactions and further agree that ***** ******* transactions (**********) can be supported by (**) ***; and

WHEREAS, CSG and Customer agree that the Processing Level of TPS transactions will be adjusted to include ***** (**) additional TPS transactions to support ENI transactions at ** ********** ****; and

WHEREAS, upon execution of this Amendment by CSG and Customer, payment terms for ENI transactions will be provided by CSG and utilized by Customer on a TPS basis and will counted as a combined TPS with SLBOS.

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.    The parties agree to amend the CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) monthly processing fees and payment terms.

2.    As a result, Schedule F, “Fees,” "CSG Services," Section II. “Interfaces,” subsection C. shall be deleted in its entirety and replaced with the following:

1.  CSG SERVICES

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

II. Interfaces

C.    CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Installation and Startup (Note 2)	*** *******	*****
2.Interface Development and Technical Services (Note 3)	*** *******	*****
3.Interface Certification Services for Non-Supported Third Party Applications (per certification) (Note 4)	*** *******	*****
Processing Capacity Tiers	Frequency	Fee
4.SLBOS and ENI Transactions per Second ("TPS") (Notes 5-8)
a.Processing Level (supporting up to *** ***)	*******	$**********
b.Additional TPS (per *********** ***)	*******	$********

Note 1: CSG will support only the current release plus the ***** (*) prior releases of SLBOS at any given time as such versions are defined by CSG, in its sole discretion.  If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SLBOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Quote relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications.  All interface development services and technical services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Any interfaces, accomplished by Customer through any allowable and available SLBOS API and/or ENI API, must be certified by CSG prior to integration of such interfaces.  The standard interface certification services shall be quoted using a fixed ***** (**) ***** per transaction. Additional fees will be charged to implement the transaction(s) into each applicable environment; such ***** can also be drawn from the Technical Service Hours Credit referenced in Section 3.2 of the Agreement.  The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by Customer in relation to the client side integration of Customer’s third party applications.  Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

Note 5:  Customers’ SLBOS/ENI TPS processing will be reviewed and adjusted on * ********* ******** basis at the end of the ****** of *****, ****, ********* and ******** of each **** during the Term (or any extended term) of the Agreement and the Transition Assistance Period.  For the purpose of determining the TPS processing level applicable to the next ******** *******, the highest daily TPS measurements (as measured ****** per Note 6 below) on **** (*) different **** for each of the ***** (*) ****** of the then-ending ******* will be combined to create a list of ******* (**) measures (the “********* TPS Measurement List”).  CSG shall provide a copy of the ********* Measurement List to Customer no later than the ***** ******** *** of the ***** immediately following the end of the ******** *******.  The lowest TPS value on the Quarterly TPS Measurement List (“Determining TPS Value”) will be the TPS value used to determine the TPS processing level applicable going forward for the next ******** ******* (“New TPS”) whether such New TPS is an increase or a reduction.  CSG will begin invoicing Customer for the New TPS in the ***** immediately following the end of the ******** *******.  For clarification purposes, SLBOS/ENI Fees shall in no event be less than the minimum of the TPS processing level (supporting up to ***** ******* ********** (***) TPS) specified above.

Note 6: TPS ****** measurements will consist of average measurements taken over ***** (**) ****** intervals.  The ****** interval will be calculated from :** to :** each **** (e.g., from ***** to *****).  During any *** (*) **** period, the total number of transactions will be counted and then be divided by ***** ******** *** ******* (*****) to create the ****** TPS measurements.

Note 7: SLBOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with (i) VOD third party applications, (ii) CSG’s voice APIs, (iii) any CSG Products or Services using SLBOS to communicate exclusively with other CSG Products or Services, unless noted otherwise or (iv) transactions associated with the CTER environment.

Note 8: CSG agrees to provide an incremental *********** (***) TPS through ******** **, ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP - Billing Strategy and Operations	Title: SVP, Secretary & General Counsel
Name: Mike Ciszek	Name: Gregory L. Cannon
Date: 10/16/17	Date: 10/19/17